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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of report (Date of earliest event reported): December 11, 2000


                              GILEAD SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-19731                      94-3047598
(State of jurisdiction)       (Commission File No.)            (IRS Employer
                                                             Identification No.)


                               333 Lakeside Drive,
                              Foster City, CA 94404
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 574-3000


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       Item 5. OTHER EVENTS

               On December 11, 2000, Gilead Sciences, Inc. announced that it intends to sell to certain initial purchasers $250.0 million of convertible subordinated notes ($300.0 million if the initial purchasers'over-allotment option is exercised in full). A press release relating to the notes is attached hereto as Exhibit 99.1.

       Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

               (c)      Exhibits

                        99.1    Press Release dated December 11, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GILEAD SCIENCES, INC.


Dated: December 11, 2000                       By: /s/ Mark L. Perry
                                                   -----------------------------
                                                   Mark L. Perry
                                                   Executive Vice President,
                                                   Operations




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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1 Press Release titled "Gilead Sciences Initiates Private Placement of Convertible Subordinated Notes" dated December 11, 2000.